UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 19, 2006

HSI Asset Securitization Corporation Trust 2006-HE1
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)

HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-131607	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 525-8119

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Form 8-K/A amends the Form 8-K of the Registrant dated November 3, 2006, and filed and accepted on November 21, 2006 (the “Original Form 8-K”) for the purpose of filing an execution copy of the Amended and Restated Mortgage Loan Purchase Agreement, which agreement was originally filed as Exhibit 99.1 to the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1	Amended and Restated Mortgage Loan Purchase Agreement dated as of December 19, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:	/s/ Andrea Lenox
Name: Andrea Lenox Title: Vice President

Dated: December 19, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Mortgage Loan Purchase Agreement dated as of December 19, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.